UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

WILSHIRE ENTERPRISES, INC.
(Name of the Registrant as Specified In Its Charter)

 (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOR IMMEDIATE RELEASE
AMEX: WOC

Wilshire Enterprises, Inc. Intends to Adjourn Annual Meeting of Stockholders Until April 20, 2009

NEWARK, N.J., March 30, 2009 –Wilshire Enterprises, Inc. (“Wilshire” or the “Company”) (Amex: WOC) announced that it intends to adjourn the Annual Meeting of Stockholders to April 20, 2009, commencing at 1:00 PM at the Double Tree Hotel (formerly the Spencer Hotel), 700 North King Street, Wilmington, Delaware 19801. The Annual Meeting previously was adjourned from March 24, 2009 to March 30, 2009.

ADDITIONAL INFORMATION
Wilshire Enterprises, Inc. (“Wilshire”) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) on February 10, 2009.  In addition, Wilshire has filed, and may file additional, other solicitation materials regarding this proxy solicitation. WILSHIRE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION.  THE PROXY STATEMENT AND OTHER SOLICITATION MATERIALS ARE AVAILABLE AT NO CHARGE ON THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV. Investors and stockholders may also obtain a free copy of the proxy statement, and other materials and any other documents that may be filed by Wilshire with the SEC in connection with the Annual Meeting, by directing a request to Innisfree M&A Incorporated which is assisting Wilshire in this matter, by calling them toll-free at (888) 750-5834.  Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Wilshire’s stockholders is available in Wilshire’s proxy statement filed with the Securities and Exchange Commission on February 10, 2009.

FORWARD-LOOKING STATEMENTS
All non-historical statements in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may use such forward-looking terminology as "expect," "look," "believe," "plan," "anticipate," "may," "will" or similar statements or variations of such terms or otherwise express views concerning trends and the future.  Such forward-looking statements involve certain risks and uncertainties, including risks cited in reports filed by Wilshire with the Securities and Exchange Commission.  Actual results may differ materially from such forward-looking statements. Wilshire Enterprises, Inc. assumes no obligation for updating any such forward-looking statement at any time.

Company Contact:	Sherry Wilzig Izak, Chairman, 201-420-2796
Agency Contact:	Neil Berkman, Berkman Associates, 310-826-5051